UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/16 - 6/30/16

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DISCOVERING OPPORTUNITIES

MIDAS FUNDS

MIDAS FUND
MIDAS MAGIC

MIDAS FUNDS
Discovering Opportunities®

INSIDE: NEW ACCOUNT APPLICATION

JUNE 30, 2016 SEMI-ANNUAL REPORT

MIDAS
INVESTING
PHILOSOPHY
We believe that a quality investing approach can provide an important advantage in volatile markets.
We also believe that personal investment planning can be successful by following two simple rules.
• Get started today with a regular monthly investment program.
• Stick with your program through quality investing and a long term approach.

MIDAS FUND	MIDAS MAGIC
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

LETTER TO SHAREHOLDERS

Some investors are accepting negative “yields.” All Swiss government bonds, even those due in nearly 50 years, are currently being purchased with negative yields, leaving those bond holders with built-in losses. Market analysts have calculated that over $13 trillion of bonds now offer investors similar built-in losses. Unfortunately for their investors, the built-in losses may be potentially magnified should the investors try to sell their bonds after interest rates rise. At Midas, we believe accepting built-in losses, and exposing one’s investments to even greater losses if interest rates rise to more normal positive yields, is no way to approach managing your investments for the future.

CONSIDER THE MIDAS SYSTEMATIC INVESTMENT/WITHDRAWAL PROGRAMS

At Midas, we offer a different way to receive regular payments from your investments, which can help cover the costs of retirement or other expenses. It’s the flip side of a personal long term investment program: the free Midas Systematic Withdrawal Program. With the Systematic Withdrawal Program, you direct Midas to make regular withdrawals from your Midas account, with either checks going to your address of record or electronic payments to your bank. If you don’t want or need regular payments, consider getting started on an investment program which adds an amount regularly to your investment portfolio with the free Midas Systematic Investment Program. Midas gives you the flexibility to initiate investments and withdrawals annually, semi-annually, quarterly, monthly, or bi-weekly in whichever months you specify – whatever is most convenient for you.

Regular investments and withdrawals can reduce normal investor anxiety over acting in a rising or falling market, or buying all of your shares at market highs, or selling during market lows. With Midas, you can get started with investment and withdrawal programs with as little as $100 a month. Although these strategies cannot assure a profit or protect against permanent loss, we believe they can result in a lower average cost for investments, and reduce timing anxieties and inconveniences when withdrawing. You should consider your ability to continue purchases through periods of low price levels before undertaking an investment strategy.

THE KEYS: STARTING A PLAN NOW AND STICKING WITH IT

Whether starting an investment program or a withdrawal program, at Midas we suggest following two basic rules:

(1) get started today. Getting started is, for many of us, the hardest part. Try a regular investment program with a small amount at first. The short and easy form you need – “Automatic Investment/Withdrawal Form” -- is found at http://www.midasfunds.com/all-forms.html. If you have any questions, just call Shareholder Services at 1-800-400-MIDAS (6432). There is no obligation on your part.

(2) stick with your program through quality investing and a long term approach. By quality investing, we mean seeking investments in established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. Seeking quality in this manner can sustain an investor’s focus on long term results. That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.

1 MIDAS SEMI-ANNUAL REPORT 2016

DISCOVERING OPPORTUNITIES

You are most cordially invited to read the following reports to shareholders of the Funds in the Midas Family to learn more about their investing results and risks. We then suggest you formulate your own investing goals and take positive steps to implement a plan to seek those goals. Positive steps might also include contributing to a tax advantaged retirement account. In this connection, we suggest you consider one or more of the Midas Funds and

“Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries.”
the tax advantaged Midas Traditional, Roth, SEP, and SIMPLE IRA. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com.

START YOUR INVESTMENT PLAN TODAY –
OPENING AN ACCOUNT WITH MIDAS IS EASY AND CONVENIENT

It’s easy to open a Midas account, and you can do it online. Just visit MidasFunds.com and click “Open an Account” at the top menu bar. Whether to establish a regular individual or joint account, a Traditional or Roth IRA for your retirement planning, or to create a Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new account and start investing with Midas today. Once you’ve opened your account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports, prospectuses, and other updates. If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432) with no obligation on your part.

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill

President

MIDAS SEMI-ANNUAL REPORT 2016 2

MIDAS FUND
Portfolio Commentary

It is a pleasure to submit our Semi-Annual Report for Midas Fund and to welcome our new shareholders, including those from Midas Perpetual Portfolio, which merged in June 2016 with Midas Fund. Midas Fund seeks capital appreciation and protection against inflation by investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

GOLD PRICES, FINANCIAL MARKETS, AND RETURNS

During the first six months of 2016, the gold price averaged about $1,219 per ounce (all prices are based on the London p.m. fix) with a low of $1,060 in January and a high of $1,324 in June, ending up about 25% from the start of the year. Other metals recorded similar results in the first six months of the year, with silver up about 37%, copper up 2.5%, and aluminum up 8.2%. Regarding inflation, over the 12 months through June 2016, the Consumer Price Index for All Urban Consumers increased 1.0% and the Producer Price Index for final demand rose 0.3% for the 12 months ended in June (both, before seasonal adjustment). Although the financial markets for general equities showed modest gains in the first half, with the Dow Jones Industrial up about 2.9%, the market for gold stocks (as measured by the NYSE Gold Bugs Index) jumped 122.77%.

Midas Fund’s return was 97.18% in the first six months of 2016. During this period, the Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $227,857, $8,525, and $10,179,180, which contributed significantly to the Fund’s net asset value return. Gains were realized to reduce the Fund’s holding of Ivanhoe Mines Ltd., a mine developer with projects in the Democratic Republic of the Congo and South Africa. Since the beginning of the year, sizable unrealized appreciation was contributed by many of the Fund’s holdings, but particularly Detour Gold Corp. and Alamos Gold Inc., and offset only to a minor extent by unrealized depreciation in prices for its shares of BHP Billiton Limited and Rio Tinto plc ADRs.

We believe our patient focus on quality and long term investing could be rewarded over the years ahead. Using a disciplined approach, Midas seeks to emphasize natural resource companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we believe to be attractive companies at generally reasonable valuations, we view Midas Fund as well positioned to seek capital appreciation and protection against inflation. A continuing recovery and outperformance by gold and other natural resource stocks relative to general equities might be in the offing as we note increasing investor complacency regarding past low levels of inflation, notwithstanding extreme monetary policies covering most of the world’s economies, and inconceivable fiscal imbalances in many developing and developed countries.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect longer term wealth building goals within a volatile sector, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432).

1	Detour Gold Corp.	6	SPDR Gold Trust
2	Alamos Gold Inc.	7	SSgA Money Market Fund
3	Agnico Eagle Mines Limited	8	Resolute Mining Ltd.
4	Newmont Mining Corporation	9	Goldcorp Inc.
5	Randgold Resources Limited ADR	10	Eldorado Gold Corp. Ltd.

Top Ten Holdings comprise approximately 62% of total assets. Holdings are subject to change. the above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any Holdings will remain in or out of the Fund.

3 MIDAS SEMI-ANNUAL REPORT 2016

MIDAS MAGIC
Portfolio Commentary

We are pleased to submit this 2016 Semi-Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s quality approach to investing makes it attractive for long term financial planning. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage. To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy and, during periods anticipated to be less favorable, the Fund may take a defensive position.

ECONOMIC AND MARKET REPORT

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) recently released a statement that its information suggested that since April 2016 the “pace of improvement in the labor market has slowed while growth in economic activity appears to have picked up.” Encouragingly, the statement noted that growth in household spending has strengthened and, since the beginning of the year, the housing. The World Bank recently revised its 2016 global growth forecast down to 2.4% from the 2.9% rate projected earlier. The move is “due to sluggish growth in advanced economies, stubbornly low commodity prices, weak global trade, and diminishing capital flows.” Due to weak growth, the World Bank also warns that the global economy is “facing increasingly pronounced downside risks,” including increased protectionism and rising private sector debt in large emerging markets.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

In this economic environment, the Fund’s disciplined strategy has been to focus primarily on large companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. The Fund seeks companies with strong operations showing superior returns on equity and assets with reasonable valuations. Relative to the S&P 500, the Fund’s portfolio currently is extra-weighted in financial services and to a lesser degree in consumer cyclical companies, and is underweight in economically sensitive and defensive industries. The Fund had eliminated leverage until the Brexit sell-off, when the Fund added a number of UK financial businesses to the portfolio after their stocks prices collapsed under strong selling pressure.

In the first six months of 2016, the Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $159,382, $133,635, and $67,292, which contributed significantly to the Fund’s net asset value return of 0.50%, including the reinvestment of dividends, compared to the S&P 500 Index return of 3.84%. Profitable sales in the period were made of, among others, Berkshire Hathaway, Inc. in the insurance conglomerate sector and losses were taken on, among others, The GAP, Inc. in the garment sector which, with other profits and losses realized, resulted in net realized gain on investments. Investments held in the technology and services sectors, including Alphabet Inc. and MasterCard Incorporated, respectively, were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Johnson & Johnson in the pharmaceutical sector and Dick’s Sporting Goods, Inc. in the retail sector.

INVESTMENT OUTLOOK AND POSITIONING

In summary, the U.S. and the global economies appear to be slowing, and risks growing, which suggests to us that investors should exercise increasing caution over the course of 2016 as we approach the presidential election.

1	Johnson & Johnson	6	Cisco Systems, Inc.
2	Master Card Incorporated	7	Laboratory Corporation of America Holdings
3	Berkshire Hathaway, inc. Class B	8	W.R. Berkley Corporation
4	Alphabet Inc. Class A	9	The Greenbrier Companies, Inc.
5	JPMorgan Chase & Co.	10	Dick’s Sporting Goods, Inc.

Top Ten Holdings comprise approximately 59% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

MIDAS SEMI-ANNUAL REPORT 2016 4

ALLOCATION OF PORTFOLIO HOLDINGS*
	Portfolio Commentary	June 30, 2016 (Unaudited)

MIDAS FUND

- *Major Precious Metals Producers (38.37%)*
- *Intermediate Precious Metals Producers (25.19%)*
- *Other Natural Resources Companies (12.39%)*
- *Junior Precious Metals Producers (7.88%)*
- *Exchange Traded Funds (7.77%)*
- *Exploration and Project Development Companies (3.26%)*

MIDAS MAGIC

- *Commercial Banks (4.59%)*
- *Computer Communications Equipment (4.61%)*
- *Drilling Oil & Gas Wells (2.39%)*
- *Fire, Marine & Casualty Insurance (13.12%)*
- *Information Retrieval Services (9.60%)*
- *Investment Advice (3.44%)*
- *Leather & Leather Products (2.64%)*
- *National Commercial Banks (7.48%)*
- *Other (16.73%)***
- *Petroleum Refining (2.26%)*
- *Pharmaceutical Preparations (10.71%)*
- *Radio & TV Broadcasting & Communications Equipment (2.05%)*
- *Railroad Equipment (2.88%)*
- *Retail - Drug Stores and Proprietary Stores (2.44%)*
- *Retail - Miscellaneous Shopping Goods Stores (2.29%)*
- *Services - Advertising Agencies (2.34%)*
- *Services - Business Services (10.61%)*
- *Services - Medical Laboratories (2.93%)*
- *Sporting Goods Stores (2.71%)*
- *Textile Goods (2.14%)*
- *Wholesale - Drugs Proprietaries & Druggists' Sundries (2.29%)*

* *Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.*

** *Allocations less than 2% are combined into "Other."*

5 MIDAS SEMI-ANNUAL REPORT 2016

ABOUT YOUR FUND’S EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period (from January 1, 2016 to June 30, 2016).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and will redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period January 1-June 30, 2016 (a)	Annualized Expense Ratio
MIDAS FUND
Actual	$1,000.00	$1,971.83	$30.37	4.11%

Hypothetical (b)	$1,000.00	$1,004.43	$20.48	4.11%
MIDAS MAGIC
Actual	$1,000.00	$1,004.97	$23.53	4.72%

Hypothetical (b)	$1,000.00	$1,001.39	$23.49	4.72%

(a)   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half year, divided by 366, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

MIDAS SEMI-ANNUAL REPORT 2016 6

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	June 30, 2016 (Unaudited)

Bullion Shares (7.77%)		Value

Exchange Traded Funds (7.77%)

24,643	iShares Silver trust (a)	$440,370
11,600	SPDR Gold trust (a)	1,467,632

Total bullion (cost $1,528,454)		1,908,002

Common Stocks (87.11%)

Major Precious Metals Producers (38.37%)

35,000	Agnico Eagle Mines Limited	1,872,500
55,000	AngloGold Ashanti Ltd. Adr (a) (b)	993,300
45,000	Compania de Minas Buenaventura S.A.A. (a)	537,750
55,000	Goldcorp Inc. (b)	1,052,150
45,000	Newmont Mining corporation (b)	1,760,400
15,000	Randgold Resources Limited Adr (b)	1,680,600
29,749	Rio Tinto plc Adr (b)	931,144
115,000	Yamana Gold Inc.	598,000

		9,425,844

Intermediate Precious Metals Producers (25.19%)

200,000	B2Gold corp. (a)	502,000
85,000	Detour Gold Corp. (a) (b)	2,115,346
225,000	Eldorado Gold Corp. Ltd. (a) (b)	1,012,500
125,000	New Gold Inc. (a)	547,500
241,000	OceanaGold Corporation	914,861
1,145,001	Resolute Mining Ltd. (a) (b)	1,095,552

		6,187,759

Junior Precious Metals Producers (7.88%)

225,000	Alamos Gold Inc. (b)	1,935,000

Exploration and Project Development Companies (3.26%)

180,000	Ivanhoe Mines Ltd. Class A (a)	138,600
500,000	Northern Dynasty Minerals Ltd. (a) (b)	155,000
1,500,000	Platinum Group Metals Ltd. (a)	508,500

		802,100

See Notes to Financial Statements.
7 MIDAS SEMI-ANNUAL REPORT 2016

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	(Unaudited) concluded

Shares		Value

Other Natural Resources Companies (12.39%)

43,970	Aurico Metals Inc. (a)	$34,534
20,800	Bhp Billiton Limited (b)	594,048
3,900	Compass Minerals International, Inc.	289,341
1,000	Exxon Mobil Corp.	93,740
10,000	Franco-Nevada Corp.	760,600
8,000	Minerals technologies Inc.	454,400
3,519	Nucor Corp.	173,874
17,500	Osisko Gold Royalties Ltd.	227,593
2,694	Sociedad Quimica y Minera de Chile S.A.	66,596
8,320	South32 Limited (a)	48,838
2,000	Spectra Energy Partners, LP	94,360
2,678	Syngenta AG Adr	205,644

		3,043,568

Total common stocks (cost $35,344,943)		21,394,271

Money Market Fund (5.66%)

1,391,788	SSgA Money Market Fund, 7 day annualized yield 0.20% (cost $1,391,788)	1,391,788

Total investments (cost $38,265,185) (100.52%)		24,694,061

Liabilities in excess of other assets (-0.52%)		(128,115)

Net assets (100.00%)		$24,565,946

(a)	Non-income producing.

(b)

All or a portion of these securities, have been segregated as collateral and held as collateral in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2016, the value of securities pledged as collateral was $12,757,191 and there were no securities on loan under the Lending Agreement.

ADR	means “American Depositary Receipt.”

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2016 8

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	June 30, 2016 (Unaudited)

Common Stocks (110.11%)
Shares		Value

Commercial Banks (4.59%)

19,200	Banco Bilbao Vizcaya Argentaria, S.A. Adr	$110,208
26,500	Banco Santander, S.A. Adr	103,880
11,400	Barclays PLC Adr	86,640
10,100	ING Groep N.V. Adr	104,333
29,300	Lloyds Banking Group plc Adr	87,021
17,000	The Royal Bank of Scotland Group plc Adr(a)	79,900

		571,982

Computer Communications Equipment (4.61%)

20,000	Cisco Systems, Inc. (b)	573,800

Computer and Computer Software Stores (1.65%)

7,750	GameStop Corp.	205,995

Drilling Oil & Gas wells (2.39%)

25,000	Transocean Ltd.	297,250

Electronic Computers (1.84%)

2,400	Apple Inc. (b)	229,440

Fire, Marine & Casualty Insurance (13.12%)

8,800	Berkshire Hathaway, Inc. Class B (a) (b)	1,274,152
6,000	W.R. Berkley Corporation	359,520

		1,633,672

Industrial Trucks, Tractors, Trailers, and Stackers (1.67%)

4,000	PACCAR Inc.	207,480

Information Retrieval Services (9.60%)

1,700	Alphabet Inc. Class A (a) (b)	1,196,001

Investment Advice (3.44%)

1,800	Ameriprise Financial, Inc.	161,730
350	Diamond Hill Investment Group, Inc. (a)	65,947
6,000	Franklin Resources, Inc. (b)	200,220

		427,897

Leather & Leather Products (2.64%)

6,650	Michael Kors Holdings Limited (a)	329,042

See Notes to Financial Statements.
9 MIDAS SEMI-ANNUAL REPORT 2016

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	(Unaudited) continued

Shares		Value

Life Insurance (0.82%)

9,600	Aviva plc Adr	$102,624

Miscellaneous Homefurnishings Stores (1.74%)

5,000	Bed Bath & Beyond Inc. (a) (b)	216,100

National Commercial Banks (7.48%)

15,000	JPMorgan Chase & Co. (b)	932,100

Petroleum Refining (2.26%)

3,000	Exxon Mobil Corp. (b)	281,220

Pharmaceutical Preparations (10.71%)

11,000	Johnson & Johnson (b)	1,334,300

Radio & TV Broadcasting & Communications Equipment (2.05%)

6,600	Ubiquiti Networks, Inc.	255,156

Railroad Equipment (2.88%)

12,300	The Greenbrier Companies, Inc.	358,299

Real Estate (0.61%)

7,500	NorthStar Asset Management Group Inc.	76,575

Retail - Drug Stores and Proprietary Stores (2.44%)

4,000	Express Scripts Holding Company (a) (b)	303,200

Retail - Miscellaneous Shopping Goods Stores (2.29%)

8,200	Hibbett Sports, Inc. (a)	285,278

Savings Institution, Federally Chartered (0.95%)

3,800	HSBC Holdings plc Adr	118,978

Security Brokers, Dealers & Flotation Companies (0.80%)

9,300	Credit Suisse Group AG Adr	99,510

Services - Advertising Agencies (2.34%)

3,575	Omnicom Group Inc.	291,327

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2016 10

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	(Unaudited) concluded

Shares		Value

Services - Business Services (10.61%)

15,000	Mastercard Incorporated	$1,320,900

Services-Educational Services (1.06%)

2,500	Capella Education Company (b)	131,600

Services-Help Supply Services (1.99%)

6,500	Robert Half International Inc.	248,040

Services - Medical laboratories (2.93%)

2,800	Laboratory Corporation of America Holdings (a) (b)	364,756

Sporting Goods Stores (2.71%)

7,500	Dick’s Sporting Goods, Inc. (b)	337,950

State Commercial Banks (1.86%)

7,100	Deutsche Bank Aktiengesellschaft (a)	97,483
14,200	Itau Unibanco Holding S.A. Adr	134,048

		231,531

Telecommunication Carriers (1.60%)

10,000	Inteliquent, Inc.	198,900

Textile Goods (2.14%)
39,400	Iconix Brand Group, Inc. (a)	266,344

Wholesale - Drugs Proprietaries & Druggists’ Sundries (2.29%)

1,530	McKesson Corporation	285,574

Total common stocks (cost $9,443,811)		13,712,821

Money Market Fund (0.14%)

17,672	SSgA Money Market Fund, 7 day annualized yield 0.20% (cost $17,672)	17,672

Total investments (cost $9,461,483) (110.25%)		13,730,493

Liabilities in excess of other assets (-10.25%)		(1,276,454)

Net assets (100.00%)		$12,454,039

(a)	Non-income producing.
(b)

All or a portion of these securities, have been segregated as collateral and held as collateral in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2016, the value of securities pledged as collateral was $7,374,839 and there were no securities on loan under the Lending Agreement.

ADR	means “American Depositary Receipt."

See Notes to Financial Statements.
11 MIDAS SEMI-ANNUAL REPORT 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Financial Statements	(Unaudited)

June 30, 2016	MIDAS FUND	MIDAS MAGIC

Assets
Investments, at cost	$38,265,185	$9,461,483

Investments, at value	$24,694,061	$13,730,493
Cash	1,870	-
Receivables
Foreign withholding tax reclaims	57,226	-
Fund shares sold	8,908	1,432
Dividends	2,399	5,787
Other assets	31,294	6,845

Total assets	24,795,758	13,744,557

Liabilities
Bank credit facility borrowing	-	1,215,003
Payables
Accrued expenses	194,229	51,530
Investment management fees	15,839	10,056
Administrative services	14,453	8,543
Distribution fees	3,959	2,865
Fund shares redeemed	1,332	2,521

Total liabilities	229,812	1,290,518

Net assets	$24,565,946	$12,454,039

Shares outstanding, $0.01 par value	17,518,690	684,514

Net asset value, offering, and redemption price per share	$1.40	$18.19

Net assets consist of Paid in capital	$83,092,372	$5,547,059
Undistributed net investment loss	(294,075)	(159,382)
Accumulated net realized gain (loss) on investments and foreign currencies	(44,659,304)	2,797,351
Net unrealized appreciation (depreciation) on investments and foreign currencies	(13,573,047)	4,269,011

	$24,565,946	$12,454,039

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2016 12

STATEMENTS OF OPERATIONS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2016	MIDAS FUND	MIDAS MAGIC

Investment income
Dividends	$79,606	$147,170
Foreign tax withholding	(4,183)	(12,802)

Total investment income	75,423	134,368

Expenses
Transfer agent	73,200	28,980
Investment management	71,855	60,357
Administrative services	55,465	44,730
Bookkeeping and pricing	17,794	11,280
Distribution	17,604	45,949
Shareholder communications	16,240	12,670
Auditing	14,460	12,740
Registration	9,850	17,515
Legal	9,550	32,266
Trustees	7,973	11,013
Interest on bank credit facility	3,741	9,682
Custodian	3,180	3,580
Insurance	2,002	2,730
Other	366	258

Total expenses	303,280	293,750

Net investment loss	(227,857)	(159,382)

Realized and unrealized Gain (loss)
Net realized gain on
Investments	6,390	130,830
Foreign currencies	2,135	2,805
Unrealized appreciation (depreciation) on Investments	10,181,102	67,244
Translation of assets and liabilities in foreign currencies	(1,922)	48

Net realized and unrealized gain	10,187,705	200,927

Net increase in net assets resulting from operations	$9,959,848	$41,545

See Notes to Financial Statements.
13 MIDAS SEMI-ANNUAL REPORT 2016

STATEMENTS OF CHANGES IN NET ASSETS
	Financial Statements	(Unaudited)

	MIDAS FUND		MIDAS MAGIC

	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment loss	$(227,857)	$(281,863)	$(159,382)	$(256,854)
Net realized gain (loss)	8,525	(1,035,150)	133,635	3,891,286
Unrealized appreciation (depreciation)	10,179,180	(2,643,871)	67,292	(4,116,930)

Net increase (decrease) in net assets resulting from operations	9,959,848	(3,960,884)	41,545	(482,498)

Distributions to shareholders
Net realized gains	-	-	-	(2,500,792)

Total distributions	-	-	-	(2,500,792)

Capital share transactions (a)
Change in net assets resulting from capital share transactions	4,543,422	(244,079)	(729,284)	939,260
Redemption fees	4,211	3,063	6	-

Increase (decrease) in net assets resulting from capital share transactions	4,547,633	(241,016)	(729,278)	939,260

Total change in net assets	14,507,481	(4,201,900)	(687,733)	(2,044,030)

Net assets
Beginning of period	10,058,465	14,260,365	13,141,772	15,185,802

End of period	$24,565,946	$10,058,465	$12,454,039	$13,141,772

Undistributed net investment loss in net assets at end of period	$(294,075)	$(66,218)	$(159,382)	$-

(a) capital share transactions were as follows:
Value
Shares sold	$2,208,892	$1,941,964	$171,287	$575,471
Shares issued in connection with the acquisition of perpetual	4,214,187	-	-	-
Shares issued on reinvestment of distributions	-	-	-	2,373,532
Shares redeemed	(1,879,657)	(2,186,043)	(900,571)	(2,009,743)

Net increase (decrease)	$4,543,422	$(244,079)	$(729,284)	$939,260

Number
Shares sold	2,001,554	2,145,573	9,551	24,712
Shares issued in connection with the acquisition of perpetual	3,280,110	-	-	-
Shares issued on reinvestment of distributions	-	-	-	129,772
Shares redeemed	(1,842,568)	(2,413,401)	(50,994)	(87,425)

Net increase (decrease)	3,439,096	(267,828)	(41,443)	67,059

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2016 14

STATEMENTS OF CASH FLOWS
	Financial Statements	(Unaudited)

For the Six Months Ended June 30, 2016	MIDAS FUND	MIDAS MAGIC

Cash flows from operating activities
Net increase in net assets resulting from operations	$ 9,959,848	$41,545
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
proceeds from sales of long term investments	6,390	3,945,617
purchase of long term investments	-	(2,863,606)
unrealized appreciation of investments and foreign currencies	(10,179,180)	(67,196)
Net realized gain on sales of investments and foreign currencies	(8,525)	(133,635)
Net sales (purchases) of short term investments	302,073	(14,041)
Decrease in dividends receivable	4,637	10,999
Decrease in foreign withholding taxes reclaimed	-	2,979
Decrease in other assets	2,001	2,731
Decrease in accrued expenses	(29,350)	(8,774)
Increase (decrease) in investment management fees payable	5,537	(985)
Increase in administrative services payable	8,305	1,587
Increase (decrease) in distribution fees payable	1,038	(8,540)

Net cash provided by operating activities	72,774	908,681

Cash flows from financing activities
Bank credit facility repayment, net	(387,355)	(171,385)
Net shares issued (redeemed)	316,451	(737,639)

Net cash used in financing activities	(70,904)	(909,024)

Net change in cash	1,870	(343)

Cash
Beginning of period	-	343

End of period	$1,870	$-

Supplemental disclosure of cash flow information
Cash paid for interest on bank credit facility	$3,753	$9,696
Noncash financing activities consisted of shares issued in connection with the acquisition of perpetual	$4,214,187

See Notes to Financial Statements.
15 MIDAS SEMI-ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	June 30, 2016 (Unaudited)

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The Trust retains Midas Management Corporation as its Investment Manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

MIDAS SEMI-ANNUAL REPORT 2016 16

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – The Funds may each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2013 - 2015) or expected to be taken in the Funds’ 2016 tax returns.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee at the annual rate of .25% based on the average daily net assets of each Fund for the maintenance of shareholder accounts and other activities and expenses primarily intended to result in the sale of the Funds’ shares. Prior to April 29, 2016, the fee Midas Magic paid the Distributor was at the annual rate of 1%. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $18,592, and $927, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the six months ended June 30, 2016.

17 MIDAS SEMI-ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2016, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$ 30,920	$ 25,440

Accounting	24,545	19,290

Total	$ 55,465	$ 44,730

3 DISTRIBUTABLE EARNINGS During the year ended December 31, 2015, Midas Magic paid a distribution of $2,500,792 comprised of long term capital gains.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Accumulated net realized loss on investments	$(44,667,829)	$-

Undistributed capital gains	-	2,664,990

Net unrealized appreciation (depreciation)	(23,818,445)	4,201,719

Post-october losses	-	(1,274)

Total	$(68,486,274)	$6,865,435

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

As of December 31, 2015, Midas Fund had net a capital loss carryover of $44,667,829, of which $1,035,084 of short term and $32,319,240 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

MIDAS SEMI-ANNUAL REPORT 2016 18

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of June 30, 2016 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Bullion shares	$ 1,908,002	$ -	$ -	$ 1,908,002
Common stocks	21,394,271	-	-	21,394,271
Money market fund	1,391,788	-	-	1,391,788
Total investments, at value	$ 24,694,061	$ -	$ -	$ 24,694,061

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks	$ 13,712,821	$ -	$ -	$ 13,712,821
Money market fund	17,672	-	-	17,672
Total investments, at value	$ 13,730,493	$ -	$ -	$ 13,730,493

During the six months ended June 30, 2016, Midas Fund transferred $138,600 of Ivanhoe Mines Ltd. Class A common stock categorized under Exploration and Project Development Companies into level 1 from level 2 due to the completion of the conversion of the Fund’s original Class B restricted shares of Ivanhoe into freely trading Class A shares. The Fund’s policy is to recognize transfers into and out of level 1, level 2, and level 3 at the end of a reporting period.

5 INVESTMENT TRANSACTIONS The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of June 30, 2016, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$ 38,265,185	$ 3,553,149	$ (17,124,273)	$ (13,571,124)
Midas Magic	$ 9,461,483	$ 4,682,051	$ (413,041)	$ 4,269,010

19 MIDAS SEMI-ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended June 30, 2016 were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$ -	$ 2,863,606
Proceeds	$ 6,390	$ 3,945,617

6 BORROWING AND SECURITIES LENDING The Trust has a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows it to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Under the “Lending Agreement” with BNP, BNP may make loans to each Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Trust adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. On July 28, 2016, the Funds entered into a Liquidity Agreement with State Street Bank and Trust Company as described in Note 11 below.

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund’s and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to approximately equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to 100% of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the six months ended June 30, 2016 for the Funds.

The outstanding loan balance and the value of eligible collateral investments at June 30, 2016, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the six months ended June 30, 2016 were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding balance	$-	$1,215,003
Value of eligible collateral	$12,757,191	$7,374,839
Average daily amount outstanding	$540,064	$1,491,523
Maximum outstanding during the period	$2,170,768	$2,802,982
Weighted average interest rate	1.39%	1.29%

MIDAS SEMI-ANNUAL REPORT 2016 20

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

7 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

8 FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years; however, the exact time frame for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of a Fund’s investments.

9 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

10 REORGANIZATION On June 20, 2016, the shareholders of Midas Perpetual Portfolio (“Perpetual”) approved the tax free reorganization of Perpetual into Midas Fund, each separate series of the Trust. On June 24, 2016, Midas Fund acquired all of the assets and liabilities of Perpetual in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine two funds managed by the Investment Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 3,280,109 shares of Midas Fund at a net asset value of $1.30 for 4,862,175 shares of Perpetual. The net assets of Perpetual before the Reorganization were $4,278,941, including unrealized appreciation of $65,502 at June 23, 2016. The investment portfolio of Perpetual, with a fair value of $4,350,753 and identified cost of $4,285,251 on June 23, 2016, was the principal asset acquired by Midas Fund. For financial reporting purposes, assets received and shares issued by Midas Fund were recorded at fair value, however, the cost basis of the investments received from Perpetual was carried forward to align ongoing reporting of Midas Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Midas Fund were $18,537,603. Immediately after the Reorganization, the net assets of Midas Fund were $23,733,715.

Assuming the Reorganization had been completed on January 1, 2016, the beginning of the reporting period of Midas Fund, Midas Fund’s pro forma results of operations for the period ended June 30, 2016, are as follows:

Net investment loss (1)	$ (422,373)

Net realized and unrealized gain on investments and foreign currencies (2)	$ 10,672,282

Net increase in net assets resulting from operations	$ 10,249,909

(1)	As reported, $(277,855) plus $(194,518) Perpetual pre-merger plus $9,425 of pro forma eliminated expenses.
(2)	As reported, $10,187,705 plus $484,577 Perpetual pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Perpetual that have been included in Midas Fund’s Statement of Operations since June 24, 2016.

21 MIDAS SEMI-ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	(Unaudited)

11 SUBSEQUENT EVENTS On July 28, 2016, the Funds entered into a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), the Funds custodian, and terminated their Lending Agreements with BNP. The LA allows Midas Fund and Midas Magic to draw up to $8 million and $4 million (maximum liquidity commitment), respectively, and includes a securities lending authorization by the Funds to SSB to engage in agency securities lending and reverse repurchase activity. Interest is charged on the drawn amount at the rate of one-month LIBOR plus 1.20% per annum. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum.

MIDAS SEMI-ANNUAL REPORT 2016 22

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS FUND	Six Months Ended June 30, 2016		For the Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.71		$0.99	$1.38	$2.59	$3.57	$5.65
Income (loss) from investment operations:
Net investment loss (1)	(0.02)		(0.02)	(0.02)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.71		(0.26)	(0.37)	(1.19)	(0.94)	(1.96)
Total from investment operations	0.69		(0.28)	(0.39)	(1.21)	(0.98)	(2.02)
Less distributions:
Net investment income	-		-	-	-	-	(0.06)
Net asset value, end of period*	$1.40		$0.71	$0.99	$1.38	$2.59	$3.57

Total Return	97.18%		(28.28)%	(28.26)%	(46.72)%	(27.45)%	(35.97)%

Ratios/Supplemental data
Net assets at end of period (000s omitted)	$24,566		$10,058	$14,260	$20,815	$44,884	$72,973
Ratio of total expenses to average net assets	4.11	%†	4.00%	3.04%	3.02%	2.94%	2.31%
Ratio of net expenses excluding loan interest and fees to average net assets	4.06	%†	3.99%	2.97%	2.96%	2.85%	2.16%
Ratio of net investment loss to average net assets	(3.09	)%†	(2.18)%	(1.69)%	(1.30)%	(1.49)%	(1.30)%
Portfolio turnover rate	0%		11%	31%	17%	12%	44%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.
† Annualized.

See Notes to Financial Statements.
23 MIDAS SEMI-ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS
	Financial Statements	(Unaudited)

MIDAS MAGIC	Six Months Ended June 30, 2016		For the Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share data (for a share outstanding throughout each period)
Net asset value, beginning of period	$18.10		$23.05	$24.33	$18.73	$16.00	$14.73
Income (loss) from investment operations:
Net investment loss (1)	(0.23)		(0.40)	(0.50)	(0.46)	(0.57)	(0.48)
Net realized and unrealized gain (loss) on investments	0.32		(0.38)	0.96	7.53	3.30	1.75
Total from investment operations	0.09		(0.78)	0.46	7.07	2.73	1.27
Less distributions:
Realized gains	-		(4.17)	(1.74)	(1.47)	-	-
Net asset value, end of period*	$18.19		$18.10	$23.05	$24.33	$18.73	$16.00

Total Return	0.50%		(3.56)%	1.82%	37.79%	17.06%	8.62%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$12,454		$13,142	$15,186	$16,738	$13,245	$11,768
Ratio of total expenses to average net assets	4.72	%†	3.92%	3.59%	3.37%	4.93%	4.16%
Ratio of net expenses excluding loan interest and fees to average net assets	4.57	%†	3.81%	3.49%	3.31%	4.76%	3.83%
Ratio of net investment loss to average net assets	(2.56	)%†	(1.79)%	(2.00)%	(2.10)%	(3.18)%	(3.17)%
Portfolio turnover rate	20%		37%	30%	13%	20%	4%

(1) Average shares outstanding during the period are used to calculate per share data. * Redemption fees from capital share transactions were less than $0.005 per share. † Annualized.

See Notes to Financial Statements.
MIDAS SEMI-ANNUAL REPORT 2016 24

(Unaudited)
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
Supplemental Information

The renewal of the investment management agreement (“Agreement”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (“Investment Manager”), on behalf of Midas Fund and Midas Magic (together, the “Funds”), was unanimously approved by the Trust’s Board of Trustees (“Board”), including all of the Trust’s trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 9, 2016 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of each Fund with a peer group of broadly comparable funds as determined by Lipper, Inc. (“Lipper”), an independent data service; information regarding each Fund’s investment performance on an absolute basis and in comparison to a relevant peer group of funds as determined by Lipper; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Funds’ custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by each Fund for the services described in its Agreement and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Funds and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Funds; the extent to which economies of scale would be realized as each Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the Agreement being approved with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies or other types of clients (e.g., pension funds).

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to their request for such information.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Funds. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds. The Board evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Funds. The Board noted that the Investment Manager has managed the series of the Trust and its predecessors for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of each Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. In this regard, Thomas Winmill, as the sole portfolio manager of Midas Magic, effective as of April 29, 2016, and Midas Fund and Chairman of the Investment Policy Committee, stated that the investment philosophy or investment process applied in managing each Fund had not changed.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective(s) and policies.

25 MIDAS SEMI-ANNUAL REPORT 2016

(Unaudited)
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
Supplemental Information

In its review of comparative information with respect to each Fund’s investment performance, the Board received information from Lipper comparing each Fund’s investment performance on an absolute basis and to that of a peer group of investment companies pursuing broadly similar strategies selected by Lipper.

With respect to Midas Fund, the Board observed that Midas Fund’s total return underperformed its benchmark index and the average and median total return of its Lipper peer group in the one, two, three, four, five, and ten year periods ended December 31, 2015. The Board discussed with personnel of the Investment Manager the factors that contributed to Midas Fund’s underperformance and the steps that the Investment Manager had taken, or intended to take, to seek to improve Midas Fund’s short and long term performance. The Board concluded that Midas Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Midas Fund.

With respect to Midas Magic, the Board observed that Midas Magic’s total return performance underperformed the average and median total return performance of its Lipper peer group in the one, two, three, and four year periods ended December 31, 2015 but outperformed in the five and ten year periods. The Board further observed that Midas Magic’s total return performance underperformed its benchmark index in the one, two, three, four, five and ten year periods ended December 31, 2015. After discussion, the Board concluded that Midas Magic’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Fund’s underperformance.

With respect to its review of the fees payable under the Agreement, the Board considered information from Lipper comparing each Fund’s management fees and expense ratios to those of a peer group. The Board observed that (i) Midas Fund’s management fee was higher than the median in its Lipper peer group and its overall expense ratio was higher than the median in its Lipper peer group; and (ii) Midas Magic’s management fee was higher than the median in its Lipper peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its Lipper peer group.

In reviewing the information regarding the expense ratios of each Fund, the Board concluded that although each Fund’s expense ratio, excluding extraordinary expenses, was within a higher range relative to its Lipper peer group, the Reorganization and Midas Magic’s 12b-1 fee reduction are intended to help each Fund lower its expense ratio and make it more competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s advisory fee includes ‘breakpoints,’ which would result in lower advisory fees as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.

The information provided assisted the Board in concluding that the fee paid by each Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Funds. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Funds.

The Board also considered the profitability of the Investment Manager from its association with the Funds. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Funds and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in the Funds that are part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Funds.

MIDAS SEMI-ANNUAL REPORT 2016 26

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

27 MIDAS SEMI-ANNUAL REPORT 2016

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER

•	Regular Accounts
•	IRA Retirement Accounts, including Traditional, Simplified Employee pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth, and SIMPLE. the Savings incentive Match plan for employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees
•	Education Savings Accounts
•	Health Savings Accounts
•	Online and toll free telephone account access
•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

it is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click Account Access at the top menu bar and then log into THEMIDAS TOUCH® - Account Access

(2)	after logging in, under web user profile, click on edit next to delivery Mode Settings, and

(3)

on this page you can choose to have confirmation statements, regulatory documents, such as annual and semi-annual reports and prospectuses, account statements and/or tax forms, sent to your e-mail address. that’s it

Cautionary Note Regarding Forward Looking Statements -One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate or sovereign bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which a Fund invests, distribution policy risk, management risk, and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward looking statements made herein, whether as a result of new information, future events, or otherwise. There is no assurance that a Fund’s investment objectives will be attained.

MIDAS SEMI-ANNUAL REPORT 2016 28

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1 Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2 Follow the instructions and complete the information to open a new account.

3 Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.
1

REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP  If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED  Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES - MIDAS SYSTEMATIC INVESTMENT PROGRAM/THEMIDASTOUCH®  With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCHcan you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.
8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE   Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

    IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS.

29 MIDAS SEMI-ANNUAL REPORT 2016

NEW ACCOUNT APPLICATION

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.

Mail this completed Application and check payable to Midas Funds to:

Midas Funds, Box 46707, Cincinnati, OH 45246-0707

For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/forms

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION(Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:		Citizen of ☐ U.S. ☐ Other:

E-mail Address	Owner (If other, attach IRS Form W-8.)		Joint Owner (If other, attach IRS Form W-8.)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		Total

$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number                      and the date the wire was sent                     .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

SAR16

MIDAS SEMI-ANNUAL REPORT 2016 30

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐Average Cost  ☐ First In, First Out  ☐Last In, First Out  ☐Low Cost, First Out   ☐High Cost, First Out  ☐Loss/Gain Utilization

☐Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH® -  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐  Midas Systematic Investment Program - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to getTHE MIDAS TOUCH,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

31 MIDAS SEMI-ANNUAL REPORT 2016

With THE MIDAS TOUCH, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

PRSRT STD US POSTAGE PAID LANCASTER PA PERMIT 1762

11 Hanover Square

12th Floor

New York, NY 10005

Return Service Requested

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SAR16

11 Hanover Square

12th Floor

New York, NY 10005

Return Service Requested

Sign up for electronic delivery at www.MidasFunds.com/e-delivery

SAR16

PRSRT STD US POSTAGE PAID LANCASTER PA PERMIT 1762

PO Box 46707

Cincinnati, OH 45246-0707

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SAR16

PO Box 46707

Cincinnati, OH 45246-0707

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SAR16

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
 The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 31, 2016	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 31, 2016	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

August 31, 2016	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 31, 2016	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer